Exhibit 99.2

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE INCOME

(dollar amounts in thousands, except per share amounts)

	Thirteen weeks ended						Twenty-six weeks ended
	July 28, 2012			July 30, 2011			July 28, 2012			July 30, 2011
		%			%			%			%
	Amount	Sales		Amount	Sales		Amount	Sales		Amount	Sales

Merchandise sales	$413,380	78.6		$415,267	79.5		$825,712	78.6		$823,894	79.5
Service revenue	112,291	21.4		107,327	20.5		224,563	21.4		212,240	20.5
Total revenues	525,671	100.0		522,594	100.0		1,050,275	100.0		1,036,134	100.0
Costs of merchandise sales	288,051	69.7		287,721	69.3		578,907	70.1		573,050	69.6
Costs of service revenue	107,019	95.3		99,663	92.9		213,115	94.9		192,752	90.8
Total costs of revenues	395,070	75.2		387,384	74.1		792,022	75.4		765,802	73.9
Gross profit from merchandise sales	125,329	30.3		127,546	30.7		246,805	29.9		250,844	30.5
Gross profit from service revenue	5,272	4.7		7,664	7.1		11,448	5.1		19,488	9.2
Total gross profit	130,601	24.8		135,210	25.9		258,253	24.6		270,332	26.1
Selling, general and administrative expenses	114,277	21.7		113,268	21.7		233,987	22.3		222,168	21.4
Net (loss) gain from dispositions of assets	(9)	—		(3)	—		(11)	—		86	—
Operating profit	16,315	3.1		21,939	4.2		24,255	2.3		48,250	4.7
Merger termination fees, net	42,955	8.2		—	—		42,955	4.1		—	—
Other income	521	0.1		569	0.1		991	0.1		1,156	0.1
Interest expense	6,427	1.2		6,444	1.2		12,943	1.2		12,941	1.3
Earnings from continuing operations before income taxes and discontinued operations	53,364	10.2		16,064	3.1		55,258	5.3		36,465	3.5
Income tax expense	20,330	38.1	(1)	2,173	13.5	(1)	21,090	38.2	(1)	10,169	27.9	(1)
Earnings from continuing operations before discontinued operations	33,034	6.3		13,891	2.7		34,168	3.3		26,296	2.5
Income (loss) from discontinued operations, net of tax	14	—		52	—		(58)	—		15	—
Net earnings	33,048	6.3		13,943	2.7		34,110	3.3		26,311	2.5

Basic earnings per share:
Earnings from continuing operations before discontinued operations	$0.62			$0.26			$0.64			$0.49
Discontinued operations, net of tax	—			—			—			—
Basic earnings per share	$0.62			$0.26			$0.64			$0.49

Diluted earnings per share:
Earnings from continuing operations before discontinued operations	$0.61			$0.26			$0.63			$0.49
Discontinued operations, net of tax	—			—			—			—
Diluted earnings per share	$0.61			$0.26			$0.63			$0.49

Other comprehensive income:
Defined benefit plan adjustment, net of tax	354			253			708			473
Derivative financial instruments adjustment, net of tax	910			170			1,930			685
Other comprehensive income	1,264			423			2,638			1,158
Comprehensive income	34,312			14,366			36,748			27,469

(1)   As a percentage of earnings from continuing operations before income taxes

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED BALANCE SHEETS

(dollar amounts in thousands)

	July 28, 2012	January 28, 2012	July 30, 2011

Assets
Current assets:
Cash and cash equivalents	$150,833	$58,244	$61,977
Accounts receivable, less allowance for uncollectible accounts of $1,247; $1,303 and $1,406	27,962	25,792	21,731
Merchandise inventories	626,555	614,136	584,297
Prepaid expenses	21,021	26,394	19,694
Other current assets	53,083	59,979	50,891
Total current assets	879,454	784,545	738,590
Property and equipment - net	682,619	696,339	693,742
Goodwill	46,917	46,917	48,584
Deferred income taxes	45,825	72,870	67,988
Other long-term assets	31,660	33,108	31,700
Total assets	$1,686,475	$1,633,779	$1,580,604

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$246,522	$243,712	$230,884
Trade payable program liability	115,746	85,214	61,440
Accrued expenses	218,548	221,705	206,627
Deferred income taxes	61,231	66,208	58,825
Current maturities of long-term debt	1,254	1,079	1,079
Total current liabilities	643,301	617,918	558,855

Long-term debt less current maturities	293,504	294,043	294,583
Other long-term liabilities	72,290	77,216	75,688
Deferred gain from asset sales	133,971	140,273	146,573

Stockholders’ equity:
Common stock, par value $1 per share:
Authorized 500,000,000 shares; issued 68,557,041 shares	68,557	68,557	68,557
Additional paid-in capital	295,536	296,462	295,934
Retained earnings	454,343	423,437	424,923
Accumulated other comprehensive loss	(15,011)	(17,649)	(15,870)
Treasury stock, at cost - 15,563,931 shares; 15,803,322 shares and 15,894,177 shares	(260,016)	(266,478)	(268,639)
Total stockholders’ equity	543,409	504,329	504,905
Total liabilities and stockholders’ equity	$1,686,475	$1,633,779	$1,580,604

Supplemental Balance Sheet Information:
Working capital	$236,153	$166,627	$179,735
Accounts payable to inventory ratio	57.8%	53.6%	50.0%
Total debt as a percent of total capitalization	35.2%	36.9%	36.9%
Net debt as a percent of total capitalization, net	20.9%	32.0%	31.6%

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES	(UNAUDITED)

CONSOLIDATED STATEMENTS OF CASH FLOWS

(dollar amounts in thousands)

Twenty-six weeks ended	July 28, 2012	July 30, 2011

Cash flows from operating activities:
Net earnings	$34,110	$26,311
Adjustments to reconcile net earnings to net cash provided by continuing operations:
Net loss (income) from discontinued operations	58	(15)
Depreciation and amortization	39,288	39,654
Amortization of deferred gain from asset sales	(6,302)	(6,302)
Stock compensation expense	1,043	1,908
Deferred income taxes	20,485	4,238
Net loss (gain) from disposition of assets	11	(86)
Loss from asset impairment	—	389
Other	13	272
Changes in assets and liabilities, net of the effects of acquisitions:
Decrease in accounts receivable, prepaid expenses and other	11,448	21,816
Increase in merchandise inventories	(12,419)	(12,917)
Increase in accounts payable	2,810	12,043
Decrease in accrued expenses	(2,451)	(33,202)
Decrease in other long-term liabilities	(552)	(2,831)
Net cash provided by continuing operations	87,542	51,278
Net cash used in discontinued operations	(92)	(44)
Net cash provided by operating activities	87,450	51,234

Cash flows from investing activities:
Capital expenditures	(26,347)	(30,636)
Proceeds from dispositions of assets	—	89
Premiums paid on life insurance policies	—	(795)
Acquisitions, net of cash acquired	—	(42,757)
Collateral investment	—	(4,763)
Net cash used in investing activities	(26,347)	(78,862)

Cash flows from financing activities:
Borrowings under line of credit agreements	1,106	5,045
Payments under line of credit agreements	(931)	(5,045)
Borrowings on trade payable program liability	80,836	59,097
Payments on trade payable program liability	(50,304)	(53,944)
Payment for finance issuance cost		(2,441)
Debt payments	(539)	(539)
Dividends paid	—	(3,171)
Proceeds from stock issuance	1,318	363
Net cash provided by (used in) financing activities	31,486	(635)
Net increase (decrease) in cash and cash equivalents	92,589	(28,263)
Cash and cash equivalents at beginning of period	58,244	90,240
Cash and cash equivalents at end of period	$150,833	$61,977

Supplemental cash flow information:
Cash paid for income taxes	$1,705	$629
Cash paid for interest	$11,449	$11,523
Accrued purchases of property and equipment	$632	$1,416

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

COMPUTATION OF BASIC AND DILUTED EARNINGS PER SHARE	(in thousands, except per share data)

			Thirteen weeks ended		Twenty-six weeks ended
			July 28, 2012	July 30, 2011	July 28, 2012	July 30, 2011

(a)	Earnings from continuing operations		$33,034	$13,891	$34,168	$26,296
	Income (loss) from discontinued operations, net of tax		14	52	(58)	15

	Net earnings		$33,048	$13,943	$34,110	$26,311

(b)	Basic average number of common shares outstanding during period		53,146	52,952	53,110	52,901

	Common shares assumed issued upon exercise of dilutive stock options, net of assumed repurchase, at the average market price		651	697	765	691

(c)	Diluted average number of common shares assumed outstanding during period		53,797	53,649	53,875	53,592

	Basic earnings per share:
	Earnings from continuing operations	(a) / (b)	$0.62	$0.26	$0.64	$0.49
	Discontinued operations, net of tax		—	—	—	—
	Basic earnings per share		$0.62	$0.26	$0.64	$0.49

	Diluted earnings per share:
	Earnings from continuing operations	(a) / (c)	$0.61	$0.26	$0.63	$0.49
	Discontinued operations, net of tax		—	—	—	—
	Diluted earnings per share		$0.61	$0.26	$0.63	$0.49

THE PEP BOYS - MANNY, MOE & JACK AND SUBSIDIARIES

ADDITIONAL INFORMATION	(dollar amounts in thousands)

	Thirteen weeks ended		Twenty-six weeks ended
	July 28, 2012	July 30, 2011	July 28, 2012	July 30, 2011

Capital expenditures	$14,407	$12,513	$26,347	$30,636

Depreciation and amortization	$19,350	$19,770	$39,288	$39,654

Non-operating income:
Net rental revenue	$429	$523	$814	$1,017
Investment income	46	40	94	122
Merger termination fees, net	42,955	—	42,955	—
Other income	46	6	83	17

Total	$43,476	$569	$43,946	$1,156

Comparable sales percentages:
Service	3.1%	0.3%	1.0%	0.9%
Merchandise	-0.9%	-2.5%	-2.0%	-1.8%
Total	0.0%	-2.0%	-1.4%	-1.3%

Total square feet of retail space (including service centers)			12,660,000	12,563,000

Store count
Supercenter			562	561
Service & Tire Center			173	156
Retail Only			7	8
Total			742	725

Sales and gross profit by line of business (A):

Service center revenue	$274,257	$260,835	$545,346	508,165
Retail sales	251,414	261,759	504,929	527,969
Total revenues	$525,671	$522,594	$1,050,275	$1,036,134

Gross profit from service center revenue	$55,868	$60,669	$109,756	119,631
Gross profit from retail sales	74,733	74,541	148,497	150,701
Total gross profit	$130,601	$135,210	$258,253	$270,332

Comparable sales percentages by line of business (A):

Service center revenue	3.8%	-0.7%	1.6%	-0.2%
Retail sales	-3.8%	-3.1%	-4.2%	-2.3%
Total revenues	0.0%	-2.0%	-1.4%	-1.3%

Gross profit percentage by line of business (A):

Gross profit percentage from service center revenue	20.4%	23.3%	20.1%	23.5%
Gross profit percentage from retail sales	29.7%	28.5%	29.4%	28.5%
Total gross profit percentage	24.8%	25.9%	24.6%	26.1%

(A) Retail sales include DIY and commercial sales. Service center revenue includes revenue from labor and installed parts and tires.